                                                                    EXHIBIT 99.1

                                              Contact: Haim Tsuff
                                              Chief Executive Officer
                                              713-621-3882
                                              isramco@wordonline.nl
                                              ---------------------
/FOR IMMEDIATE RELEASE/
                                              John Swanson
                                              Swanson Communications, Inc.
                                              217-285-4967

                     ISRAMCO, INC. RESTATES 2003 FINANCIALS

HOUSTON, Aug. 16 -- Isramco, Inc. (Nasdaq: ISRL) announced today that it had restated its financial results for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 to reflect, in each case, the Company's adoption of the Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" ("SFAS 143").

SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The company's asset retirement obligations consist of plugging and abandonment obligations related to its oil and gas properties. SFAS 143 became effective as of January 1, 2003. Isramco first recorded its asset retirement obligations in accordance with SFAS 143 during the quarter ended December 31, 2003, which was included in its financial statements for the year ended December 31, 2003. After consultation with its independent auditors, the Company has decided to restate its financial statements for the first three quarters of fiscal 2003 solely for the purposes of reporting and disclosing its asset retirement obligations in accordance with SFAS 143 on a quarterly basis. The restatement of the quarterly financials will have no effect on the year-end results originally reported in Isramco's Annual Report on Form 10-K for the year ended December 31, 2003.

The effect of the restatements was to decrease net income for each quarter in 2003. Net income for the quarter ended March 31, 2003 decreased to $588,000, reflecting a decrease of $313,000 from the amount included in the Quarterly Report originally filed in May 2003; the revised net income for the quarter ended June 30, 2003 is $1,906,000, reflecting a decrease of $39,000 and $352,000 for, respectively, the three and six months ended June 30, 2003, from the amounts included in the Quarterly Report originally filed in August 2003; and the revised net income for the quarter ended September 30, 2003 is $808,000, reflecting a decrease of $50,000 and $402,000 for, respectively, the three and nine months ended September 30, 2003, from the amounts included in the Quarterly Report originally filed in November 2003.

Isramco today amended its Annual Report for the year ended December 31, 2003 on Form 10-K to revise the 2003 Quarterly Financial Data that is ordinarily included in year-end statements. Isramco also amended the Quarterly Report for the period ended March 31, 2004, solely for purposes of reflecting the revisions made to the Quarterly Report for the period ended March 31, 2003.

FORWARD-LOOKING STATEMENTS

ALL STATEMENTS CONTAINED HEREIN, AS WELL AS ORAL STATEMENTS THAT MAY BE MADE BY THE COMPANY OR BY OFFICERS, DIRECTORS OR EMPLOYEES OF THE COMPANY ACTING ON THE COMPANY'S BEHALF, THAT ARE NOT STATEMENTS OF HISTORICAL FACT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" AND ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE ACTUAL RESULTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES ARE OUTLINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2003, ITS QUARTERLY REPORTS ON FORM-10-Q, AND SUCH OTHER DOCUMENTS AS ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME. THE COMPANY IS NOT OBLIGATED TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES THAT MAY ARISE AFTER THE DATE OF THIS RELEASE.